Exhibit 99.2

Amicus 2018 Analyst Day October 11, 2018 New York, NY

Forward Looking Statements Amicus Therapeutics 2018 Analyst Day This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the collaboration with the University of Pennsylvania, the recent acquisition of Celenex, preclinical and clinical data, regulatory strategy and the development of potential gene therapy product candidates. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, the benefits of this collaboration may never be realized, the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; the potential that we will need additional funding to complete all of our studies and manufacturing and the potential that certain individuals may not continue to support the development of product candidates. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2017 as well as our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 filed August 7, 2018 with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

Amicus Therapeutics 2018 Analyst Day 3

Agenda

8:30 a.m. – 8:35 a.m.	**WELCOME & INTRODUCTIONS**	Sara Pellegrino, *Vice President, Investor Relations and Corporate Communications*
8:35 a.m. – 8:50 a.m.	**VISION, MISSION AND STRATEGY**	John F. Crowley, *Chairman and Chief Executive Officer*
8:50 a.m. – 9:50 a.m.	**AAV GENE THERAPY PLATFORM FOR NEUROLOGIC LSDs**	**Strategic Fit for Amicus Entry into Gene Therapy** John F. Crowley, *Chairman and Chief Executive Officer*
		AAV Platform Overview and Proof of Concept Data Kathrin Meyer, Ph.D., *Principal Investigator, Nationwide Children's Hospital Center for Gene Therapy*
		CLN6 Clinical Summary Jay Barth, M.D., Chief Medical Officer
		Q&A and Break
10:00 a.m. – 10:30 a.m.	**NEW PLATFORMS FOR GENE THERAPY IN RARE METABOLIC DISORDERS**	**Amicus-UPenn Collaboration and Perspectives on Gene Therapy Approaches** James M. Wilson, M.D., Ph.D., *Professor of Medicine and Pediatrics at the Perelman School of Medicine*
		Applying Amicus Expertise to Optimize Gene Therapy Hung Do, Ph.D., *Chief Science Officer*
		Q&A
10:30 a.m. – 11:40 a.m.	**AT-GAA – POTENTIAL TO SHIFT TREATMENT PARADIGM FOR POMPE DISEASE**	**AT-GAA Phase 1/2 18-Month Data** Mark Roberts, M.D., *Dept. of Neurology, Salford Royal NHS Foundation Trust*
		Patient Advocacy and Personal Perspectives on Pompe Disease • Jayne Gershkowitz, *Chief Patient Advocate* • George Fox, *Dad and Caregiver to son, Phoenix* • Mike Stanzione, *Courageously living with late-onset Pompe*
		AT-GAA Development Strategy John F. Crowley, *Chairman and Chief Executive Officer*
11:40 a.m. – 12:00 p.m.	**GALAFOLD ORAL PRECISION MEDICINE FOR FABRY DISEASE**	**Global Launch Overview** Bradley Campbell, *President and Chief Operating Officer* Detlef Wolff, *Senior Vice President, Head of International*
12:00 p.m. – 12:10 p.m.	**CLOSING REMARKS**	John F. Crowley, *Chairman and Chief Executive Officer*
12:10 p.m. – 12:30 p.m.	**Q&A SESSION**

Vision, Mission & Strategy John F. Crowley 2018 Analyst Day October 11, 2018 New York, NY

* AT-GAA, also known as ATB200/AT2221 Amicus Today Vision, Mission and Strategy BIOLOGICS PLATFORM Protein Engineering & Glycobiology approx. $550M Cash (6/30/18) Gene Therapy Platforms AT-GAA* Investigational Therapy for Pompe in Phase 3 500+ EMPLOYEES globally GLOBAL FOOTPRINT in 27 countries PIPELINE of 13 products for rare metabolic diseases Leading Expertise in Lysosomal Storage Disorders

Vision, Mission and Strategy 6

Robust Rare Disease Portfolio


DISCOVERY
PRECLINICAL
PHASE 1/2
PHASE 3
REGULATORY
COMMERCIAL
Fabry Franchise
Galafold™ (Migalastat) monotherapy
Fabry Gene Therapy
UPENN
Pompe Franchise
AT-GAA (Novel ERT + Chaperone)
Pompe Gene Therapy
UPENN
Other Gene Therapy Programs
CLN6 Batten Disease
NCH
CLN3 Batten Disease
NCH
CLN8 Batten Disease
NCH
Neimann Pick C
NCH
Wolman Disease
NCH
Tay Sachs
NCH
Multiple Other CNS LSDs
NCH
CDKL5 Gene Therapy / ERT
UPENN
Other
UPENN
Advancing One of the Most Robust Portfolios in Rare Diseases in All of Biotechnology

Amicus Therapeutics

2018 Key Strategic Priorities On Track to Achieve All FIVE Key Strategic 2018 Priorities Outlined in January Vision, Mission and Strategy 1 2 3 4 5 Double Galafold (migalastat) revenue to $80-$90M Secure approvals for migalastat in Japan and the U.S. Achieve clinical, manufacturing and regulatory milestones to advance AT-GAA toward global regulatory submissions and approvals Develop and expand preclinical pipeline to ensure at least one new clinical program in 2019 Maintain financial strength

Vision, Mission and Strategy

8

What's New at Amicus Analyst Day

10 Important New Data Points and Updates to Share Today

- Clinical safety data for lead CLN6 Batten disease program
- Additional proof of concept for CLN8 Batten Program
- Preliminary Amicus DNA constructs for Pompe Gene Therapy
- Preliminary Amicus DNA constructs for Fabry Gene Therapy
- Amicus/Penn AAV gene therapy approach and strategies
- AT-GAA patient-level data on 6-minute walk test at 18 months
- AT-GAA muscle strength data at 18 months
- Galafold milestone of 500 patients reached in Q3 for International (ex-US)
- Current International market dynamics and trends
- Galafold U.S. adoption trends and key metric 8 weeks into launch

Amicus Therapeutics

Vision, Mission and Strategy 9

Key Takeaways for Amicus Analyst Day

- **Vision 2023: 5,000+ Patients & $1B+ in Revenue**
- **Galafold: Cornerstone of Success**
  - $500M+ Peak Revenue Potential
  - $1B+ Cumulative Revenue from 2019E-2023E to Drive R&D Engine
- **AT-GAA: The Crown Jewel**
  - Highly differentiated ERT with Potential to Obsolete Current Standard of Care
  - $1B+ Peak Revenue Potential
- **Gene Therapy: Foundation for the Future**
  - Amicus as “Best in Class” Consolidator and Integrator
  - Potential $1B+ in Recurring Peak Revenue from Current Gene Therapy Portfolio
- **World Class, Global Team of “Passionate Entrepreneurs ”**
- **Extraordinary and Intense Patient Focus**

Amicus Therapeutics

10 Our Passion for Making a Difference Unites Us

Rare Company Video Vision, Mission and Strategy

Gene Therapy Pipeline in Rare Metabolic Diseases

John F. Crowley

Kathrin Meyer, Ph.D.

Jay Barth, M.D.

Jeff Castelli, Ph.D.2018 Analyst Day│ October 11, 2018 │ New York, NY

Amicus Establishes Gene Therapy Portfolio License Through Nationwide Children’s Hospital Combines Successful Amicus Development and Commercial Track Record in LSDs with Ten AAV Gene Therapy Programs for Rare Neurologic LSDs Amicus AAV9 Gene Therapy Programs Ground Breaking, Clinically Validated Science Expertise and Relationships in Gene Therapy “I firmly believe that Amicus is the optimal scientific and clinical partner to move these programs forward and I look forward to actively collaborating with the Amicus team on the development of these important potential therapies.” - Kathrin Meyer, Ph.D. PI at Meyer Lab Nationwide Children’s Hospital and Assistant Professor at The Ohio State University Compelling Data in Three Lead Programs Ten Gene Therapy Programs Leading Gene Therapy Portfolio in Neurologic Lysosomal Storage Disorders

Validated Gene Therapy Platform Clinically validated AAV gene therapy approach Nationwide Children’s Hospital Center for Gene Therapy (NCH) Intrathecal delivery with robust expression throughout CNS Preclinical safety and efficacy studies replicated across multiple diseases at NCH SMA Rett Syndrome ALS CLN6 CLN3 Portfolio is Based on a Validated Gene Therapy Approach Across Multiple CNS Diseases Amicus AAV9 Gene Therapy Programs Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy scAAV9-CLN6 Foust, Kaspar et al, 2009 AAV9-CLN6 Transgene

Batten Disease Overview Batten Disease is a Group of Rare, Fatal, Lysosomal Storage Disorders of the Central Nervous System with High Unmet Need and Limited Treatment Options Amicus AAV9 Gene Therapy Programs Source: Batten Disease Fact Sheet, NINDS, Publication date June 2018. Disease Overview A group of disorders known as neuronal ceroid lipofuscinoses (NCLs), collectively referred to as Batten disease Mutation in one of 13 different CLN genes leads to lysosomal dysfunction Signs and symptoms typically begin in early and late childhood Most affected children do not survive into adulthood

Lead Program Status PRECLINICAL MOUSE MODEL DATA Storage Material and Glial Activation Motor & Cognitive Function Survival Safety & Brain Expression in NHP GMP Clinical Supply IND Active Preliminary Clinical Data CLN6 CLN3 N/A* Pending CLN8 Pending Pending Pending Pending The CLN6 and CLN3 Program are Clinical Stage; CLN8 has Definitive Preclinical Efficacy Data in a Mouse Model of Disease Amicus AAV9 Gene Therapy Programs *CLN3 mouse model does not have impaired survival

Preclinical Proof of Concept Data in CLN6 Program Overview Kathrin Meyer, Ph.D.

Disclosure Information

I have the following financial relationships to disclose:

•Consultant for Amicus Therapeutics, Inc.

I will discuss the following off-label use and/or investigational use in my presentation:

•Preclinical, proof of concept data from studies for the treatment of patients with Batten disease

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 8

CLN6: Preclinical Mouse Data – Autofluorescent Storage Material

Single AAV9-CLN6 Administration Results in Reduction of Autofluorescent Substrate Material Throughout the Brain

Autofluorescent Storage Material Accumulation


WT
Cln6nclf PBS
Cln6nclf scAAV9
ASM
6 Month
18 Month*
VPM/VPL
Somatosensory
Cells/2500um²
WT
Cln6nclf
Cln6nclf scAAV9

Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

Amicus Therapeutics

CLN6: Preclinical Mouse Data – Somatosensory Glial Activation Single AAV9-CLN6 Administration Results in Reduction of Glial Activation AAV9-CLN6 Gene Therapy for CLN6-Batten Disease Astrocyte Activation: Month 18 Microglia Activation WT Untreated CLN6 mouse AAV9-CLN6 treated CLN6 mouse Microglial Activation: Month 18 WT Untreated CLN6 mouse AAV9-CLN6 treated CLN6 mouse

CLN6: Preclinical Mouse Data Motor Performance and Cognitive Behavior Single AAV9-CLN6 Administration Improves Motor Performance & Cognitive Behavior Out to Month 24 AAV9-CLN6 Gene Therapy for CLN6-Batten Disease Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy; Data on file Motor Performance Water Maze Analysis

CLN6: Preclinical Mouse Data - Survival Single AAV9-CLN6 Administration Significantly Extends Median Survival AAV9-CLN6 Gene Therapy for CLN6-Batten Disease Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy Survival

CLN6 Expression in NHP Safety Study Demonstrated Safety and Meaningful Transduction and CLN6 Expression Throughout the Brain in NHPs AAV9-CLN6 Gene Therapy for CLN6-Batten Disease Western Blot on various brain regions of AAV9-CLN6 injected juvenile NHPs Source: Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs; Data on file

Preclinical Proof of Concept Data in CLN3Batten Disease

AAV9-CLN3 Gene Therapy for CLN3-Batten Disease 14

CLN3: Preclinical Mouse Data – Autofluorescent Substrate Material

Single AAV9-CLN3 Administration Results in Reduction of Autofluorescent Substrate Material Throughout the Brain

Autofluorescent Storage Material Accumulation



WT-PBS
Cln3Δex7-8-PBS
Cln3Δex7-8-AAV9
A
B
C
D
2M-8M_ASM_Motor Cortex
2M-8M_ASM_Somatosensory Cortex
2M-8M_ASM_Visual Cortex
2M-8M_ASM_Thalamus
2M
8M
Total Area (%)
WT
CLN3
CLN3-AAV

Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

Amicus Therapeutics

CLN3: Preclinical Mouse Data – Somatosensory Glial Activation Single AAV9-CLN3 Administration Results in Reduction of Glial Activation AAV9-CLN3 Gene Therapy for CLN3-Batten Disease Astrocyte Activation: Month 8 WT Untreated CLN3 mouse AAV9-CLN3 treated CLN3 mouse Microglial Activation: Month 8 WT Untreated CLN3 mouse AAV9-CLN3 treated CLN3 mouse Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

CLN3: Preclinical Mouse Data - Motor Performance & Cognitive Behavior Single AAV9-CLN3 Administration Improves Motor Performance and Cognitive Behavior at Month 16 AAV9-CLN3 Gene Therapy for CLN3-Batten Disease Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy Water Maze Analysis Motor Performance

CLN3: Preclinical Mouse Data - Survival Effect of AAV9-CLN3 On Survival Cannot Yet Be Determined Given Minimal Phenotype in Mouse Model AAV9-CLN3 Gene Therapy for CLN3-Batten Disease Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy Survival 0 5 10 15 20 25 0 50 100 Month P e r c e n t s u r v i v a l WT PBS Cln3 D 7/8 Cln3 D 7/8 AAV9

CLN3 Expression in NHP Safety Study Demonstrated Safety and Meaningful Transduction and Expression Throughout the Brain in NHPs AAV9-CLN3 Gene Therapy for CLN3-Batten Disease Reverse transcriptase qPCR on various brain regions of AAV9-CLN3 injected juvenile NHPs Note: CLN3 Western blot -data were not assessable Source: Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs;

Preclinical Proof of Concept Data in CLN8 Program Overview

AAV9-CLN8 Gene Therapy for CLN8-Batten Disease

20

CLN8: Preclinical Mouse Data – Autofluorscent Storage Material

Single AAV9-CLN8 Administration Results in Reduction of Autofluorescent Substrate Material Throughout the Brain

Autofluorescent Storage Material Accumulation


WT-PBS
CLN8mnd-PBS
CLN8mnd-AAV
A
B
C
D
Motor Cortex_ASM
Somatosensory Cortex_ASM
Visual Cortex_ASM
Thalamus_ASM
Total Area (%)
2M
8M
****
WT
CLN8
CLN8-AAV
0
5
10
15

Source: Johnson 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, Testing the safety and efficacy of CLN8 gene therapy in the $Cln8^{mnd}$ mouse model

Amicus Therapeutics

AAV9-CLN8 Gene Therapy for CLN8-Batten Disease

21

CLN8: Preclinical Mouse Data - Somatosensory Glial Activation

Single AAV9-CLN8 Administration Results in Reduction of Glial Activation

Astrocyte Activation: Month 8


WT
Untreated CLN8 mouse
AAV9-CLN8 treated CLN8 mouse
2M
8M
Total Area (%)
40
35
30
25
20
5
4
3
2
1
0
****
****
WT
CLN8
CLN8-AAV

Microglial Activation: Month 8


WT
Untreated CLN8 mouse
AAV9-CLN8 treated CLN8 mouse
2M
8M
Total Area (%)
20
15
10
5
4
3
2
1
0
****
****
WT
CLN8
CLN8-AAV

Source: Johnson 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, Testing the safety and efficacy of CLN8 gene therapy in the Cln8^{mnd} mouse model

Water Maze Analysis CLN8: Preclinical Mouse Data - Motor Performance and Cognitive Behavior Single AAV9-CLN8 Administration Improves Motor Performance & Cognitive Behavior Out to Month 10 AAV9-CLN8 Gene Therapy for CLN8-Batten Disease Source: Johnson 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, Testing the safety and efficacy of CLN8 gene therapy in the Cln8mnd mouse model Motor Performance

Survival CLN8: Preclinical Mouse Data - Survival Single AAV9-CLN8 Administration Significantly Extends Median Survival AAV9-CLN8 Gene Therapy for CLN8-Batten Disease Source: Johnson 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, Testing the safety and efficacy of CLN8 gene therapy in the Cln8mnd mouse model

CLN6 Clinical Summary Jay Barth, M.D.

11 CLN6: Clinical Data Summary •Single-arm study with all patients receiving gene therapy –Single intrathecal administration •Ten patients currently treated; additional patients in screening •Generally well-tolerated •Encouraging preliminary efficacy data •Additional data to be presented in 2019 Encouraging Safety and Efficacy Data from an Ongoing Single-arm Phase 1/2 study AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 25

12 CLN6: Clinical Study Safety SummaryInterim Data AAV9-CLN6 Gene Therapy for CLN6-Batten Disease Data from an Ongoing Single-arm Phase 1/2 Study Indicate Single AAV9-CLN6 Administration is Generally Well Tolerated •Ten patients currently treated with single intrathecal administration –Average follow-up duration: 12 months (range 1-24 months) •Adverse events (n=94 events reported) –Majority of adverse events (AEs) were mild and unrelated to treatment –Five Grade 3 (severe) AEs (defined as medically significant) reported in 4 patients –No Grade 4 (life-threatening) or Grade 5 (death) AEs reported to date •T-cell response and antibody elevations not associated clinical manifestations –No changes in treatment required •Data Safety Monitoring Board (DSMB) has permitted study to proceed and enroll additional patients 26

Efficacy Data: Matched Sibling Case Report Two siblings (same genotype) treated with gene therapy at ages 2.8 and 5.3 years, respectively Two years post treatment, Hamburg motor and language scores indicate no disease progression in the younger sibling Disease progression in older sibling has shown evidence of stabilization Encouraging Interim Efficacy Data in First Two Patients Treated with Gene Therapy with Two Years of Follow-up AAV9-CLN6 Gene Therapy for CLN6-Batten Disease Hamburg Score (Motor and Language) Normal function Younger sibling Older sibling Total loss of ability Age (months) GTx dosing GTx dosing Age of symptom onset Source: Data on file

Complete Enrollment in Initial Cohort in CLN3 Phase 1/2 Study Upcoming Batten Disease Program Milestones Anticipating Multiple Program Milestones throughout 2018 & 2019 Preliminary Phase 1/2 Data in CLN6 Complete Enrollment in CLN6 Phase 1/2 Study First Patient in CLN3 Phase 1/2 Study

Amicus AAV9 Gene Therapy Programs
29

Addressable Patient Populations*

Advances Amicus Vision with 10,000+ Addressable Patients Across 10 Programs


~1,000
CLN6
~5,000
CLN3
~750
CLN8
>3,500
Niemann-Pick C, Wolman Disease, Tay Sachs, and Others

*Estimated addressable U.S., EU, Japan, and other major, reimbursable markets based on published incidence and prevalence

Amicus Therapeutics

Q&A Session John F. Crowley Kathryn Meyer, Ph.D. Jay Barth, M.D. Jeff Castelli , Ph.D. 2018 Analyst Day October 11, 2018 New York, NY

Break 2018 Analyst Day October 11, 2018 New York, NY

Next Generation Gene Therapy Programs Jeff Castelli, Ph.D. Jim Wilson, M.D., Ph.D. Hung Do, Ph.D.2018 Analyst Day│ October 11, 2018 │ New York, NY

Collaboration Overview Dr. James Wilson and Gene Therapy Program (GTP) at UPenn: Renowned center of excellence >20 years of gene therapy experience Proven platform with numerous clinical programs across multiple disease indications Leader in next generation AAV technologies Strong synergy with Amicus’ protein engineering capabilities Leverages Amicus expertise in optimizing protein expression, secretion, stabilization and targeting Strategic fit with Amicus R&D, Commercial and Manufacturing capabilities WW rights to 4 LSD programs Combines Amicus Expertise in Protein Engineering with Penn’s AAV Vector Technology, Manufacturing and Immunology Capabilities to Improve Safety and Efficacy and Speed Development Amicus-Penn Collaboration

The Gene Therapy Program at University of Pennsylvania Jim Wilson, M.D., Ph.D 2018 Analyst Day October 11, 2018 New York, NY

The Orphan Disease Center will develop transformative therapies using platform technologies that can be deployed across multiple rare diseases. We will emphasize disorders with substantial unmet need independent of their incidence and will strive to assure access to patients of all populations. Areas of emphasis for accelerating therapeutic development Establish and execute research agenda Partner with patient advocacy groups and create Alliances Engage in biopharmaceutical partnerships Early regulatory engagement Priority areas: Lysosomal Storage Diseases Infantile Epilepsies Liver Metabolic Diseases Neurodegenerative Diseases 35

Symbiotic Relationship of Gene Therapy Program and Orphan Disease Center Gene therapy development & research Accelerating rare disease research & clinical development* Gene therapy for orphan diseases * therapeutic approach agnostic

Overview of GTP Vector Operations at Penn Numerous Vector Operations Become Available to Amicus as the Relationship Continues to Develop Clinical Vector Services Vector Manufacturing in support of pharm/tox IND-enabling studies Development of scalable upstream & downstream manufacturing processes Transfer of process technologies to CMOs Establishment of GMP manufacturing capabilities at GTP Analytics GLP Quality Control of GMP and GMP process-comparable vectors Quality control of research vectors Development of assays for vector characterization and release Transfer of assay technologies to CMO/CROs Vector Design & Construction Design, construction & optimization of vector constructs Production & outsourcing of plasmid DNA source materials Structure & Sequence analysis of plasmid DNA Next generation sequencing (NGS) of plasmid source materials Preclinical Vector Services Production of research vectors for basic and preclinical studies Distribution of AAV 1.0 and 2.0 research vectors worldwide (eventually 3.0) Management of material transfer agreements (MTAs) for outgoing vector materials IBC registration of recombinant DNA Amicus-Penn Collaboration

Next Generation Gene Therapy Programs Jeff Castelli, Ph.D. Jim Wilson, M.D., Ph.D. Hung Do, Ph.D.2018 Analyst Day│ October 11, 2018 │ New York, NY

Applying Amicus Protein Engineering Expertise and Technologies to Gene Therapy Enabling Greater Protein Expression and Delivery at Lower Gene Therapy Doses Amicus-Penn Collaboration Increased Protein Expression Novel untranslated sequences to avoid inhibition of initiation and drive efficient protein synthesis Increased Protein Secretion Effective signal sequences to increase protein expression & secretion Improved Protein Targeting and Stabilization Targeting moieties Protein design

Secreted GAA in Media Early Proof of Principle for Optimized Pompe Gene Therapy Amicus DNA Constructs Enable Highly Expressed GAA and Vastly Improved Cellular Uptake Amicus-Penn Collaboration Binding to IGF2/CI-MPR GAA Binding to Intended Receptor 0 20 40 60 80 100 0 20 40 60 80 rhGAA (nM) B o u n d G A A A c t i v i t y ( n m o l / m L / h o u r ) WT rhGAA Amicus GT-GAA 0 2 4 6 0 2000 4000 6000 8000 Secreted rhGAA in Media Days G A A A c t i v i t y ( n m o l / m L / h r ) WT rhGAA Amicus GT-GAA 0 20 40 60 80 100 0 20 40 60 80 rhGAA (nM) B o u n d G A A A c t i v i t y ( n m o l / m L / h o u r ) WT rhGAA Amicus GT-GAA

Pompe Disease: AAV Gene Therapy Approach An Optimized Enzyme Delivered to Key Tissues May Correct both Central Nervous System and Musculoskeletal Aspects of Pompe to Address All Aspects of Disease Amicus-Penn Collaboration Aim : Globally Target and Correct the CNS, Heart, Muscles by AAV-hGAA Gene Therapy Intravenous and/or intrathecal injection AAV : Neuronal + glial tropism, cardiac tropism, liver tropism Heart Correction: Both Direct Transduction (cardiotropism of AAV) and Liver Secretion/Uptake

Early Proof of Principle for Optimized Fabry Gene Therapy Amicus DNA Constructs Enable Highly Stable and Active-Gal A Enzymes Amicus-Penn Collaboration Alpha-Gal Activity: pH 7.4 Alpha-Gal Activity: pH 4.6 0 50 100 150 200 250 300 pH 4.6 R e s i d u a l A c t i v i t y ( % ) WT construct 1 construct 2 0 1 2 3 4 5 6 7 0 50 100 150 200 250 300 pH 7.4 Time (days) R e s i d u a l A c t i v i t y ( % ) WT construct 1 construct 2

Fabry Disease: AAV Gene Therapy Approach Goal is to Develop AAV Gene Therapies with Higher Transduction in Heart, Peripheral Nervous System and Liver with More Stable Enzyme and Better Uptake to Target Tissues Amicus-Penn Collaboration

CDKL5 Deficiency Disorder (CDD) AAV Gene Therapy Approach Utilizing an Amicus Cell Penetrating Peptide for Delivery of CDKL5 in Target Neuronal Cells Amicus-Penn Collaboration Therapeutic Benefit Increased expression of CDKL5 in the brain

Q&A Session John F. Crowley Hung Do, Ph.D. Jeff Castelli, Ph.D. Jim Wilson, M.D., Ph.D 2018 Analyst Day October 11, 2018 New York, NY

2018 Analyst Day October 11, 2018 New York, NY First-in-human Study of ATB200/AT2221 in Patients With Pompe Disease: 18 Month Safety and Efficacy Data From the ATB200-02 Trial Mark Roberts, M.D. Benedikt Schoser,1 Drago Bratkovic,2 Barry J. Byrne,3 Paula Clemens,4 Tarekegn Geberhiwot,5 Ozlem Goker-Alpan,6 Priya Kishnani,7 Xue Ming,8 Tahseen Mozaffar,9 Peter Schwenkreis,10 Kumaraswamy Sivakumar,11 Ans T. van der Ploeg,12 Jacquelyn Wright,13 Swati Sathe,13 Sheela Sitaraman,13 Hjalmar Lagast,13 Jay A. Barth,13 Mark Roberts14 1Klinikum der Universität München-Neurologische Klinik, Friedrich-Baur-Institut, Munich, Germany; 2PARC Research Clinic, Royal Adelaide Hospital, Adelaide, SA, Australia; 3University of Florida, Gainesville, FL, USA; 4University of Pittsburgh and Department of Veterans Affairs Medical Center, Pittsburgh, PA, USA; 5University Hospital Birmingham NHS Foundation Trust, Queen Elizabeth Medical Center, Birmingham, UK; 6O&O Alpan LLC, Fairfax, VA, USA; 7Duke University Medical Center, Durham, NC, USA; 8Rutgers New Jersey Medical School, Newark, NJ, USA; 9University of California, Irvine, Orange, CA, USA; 10Neurologische Klinik und Poliklinik des Berufsgenossenschaftlichen, Universitätklinikum Bergmannsheil, Bochum, Germany; 11Neuromuscular Research Center, Phoenix, AZ, USA; 12Erasmus MC University Medical Center, Rotterdam, The Netherlands; 13Amicus Therapeutics, Inc., Cranbury, NJ, USA ; 14Salford Royal NHS Foundation Trust, Salford, UK;

Disclosure Information I have the following financial relationships to disclose: Consultant for Amicus Therapeutics, Inc. Consultant and member of speaker bureau for Audentes, Biomarin, and Sanofi I will discuss the following off-label use and/or investigational use in my presentation: Data from a phase 1/2 trial of ATB200/AT2221 for the treatment of patients with Pompe disease ATB200/AT2221 is an investigational therapy that has not been approved for commercial use Pompe 18 Month Data Highlights

Pompe Disease Overview Pompe Disease is a Fatal Neuromuscular Disorder that Affects a Broad Range of People Pompe 18 Month Data Highlights Deficiency of GAA leading to glycogen accumulation Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure, and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality 5,000 – 10,000 patients diagnosed WW1 ~$900M+ Global Pompe ERT sales in FY172 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

Pompe 18 Month Data Highlights 4

ATB200 Co-administration With AT2221

- AT2221: orally administered investigational PC prior to infusion of ATB200
  - Shown to stabilize ERT in blood and maintain catalytic activity to enhance delivery of active enzyme to lysosomes[1,2]
- ATB200: investigational next-generation ERT
  - Designed with optimized glycosylation and high levels of mannose 6-phosphate residues for better uptake to target tissues


Activity/Stability
Tolerability/Immunogenicity
Uptake/Targeting
AT2221 (Chaperone)
ATB200 (Novel ERT)
Optimized mixture of glycans
High levels of M6P and bis M6P

M6P=mannose-6-phosphate; PC=pharmacologic chaperone.

1. Gotschall R et al. *Mol Genet Metab*. 2015;114(2):S49. Abstract 94. 2. Khanna R et al. Presented at: the 12th Annual WORLD*Symposium*™; February 29-March 4, 2016; San Diego, CA, USA

Amicus Therapeutics

Pompe 18 Month Data Highlights 5

ATB200-02 Study Design (NCT02675465)

Phase 1/2 Clinical Study to Evaluate Safety, Tolerability, Pharmacokinetics (PK), and Pharmacodynamics (PD) of ATB200 + Chaperone (AT-GAA) at 16 Sites in 5 Countries

18-Week Primary Treatment Period with Long-Term Extension (n=20)

Cohort 1 (Ambulatory ERT-Switch, n=11)

ATB200 5mg/kg (wk 2) 10mg/kg (wk 4) 20mg/kg (wk 6) → **ATB200 20mg/kg + AT2221 (Sub-Optimal Dose)** wks 8,10,12 → **ATB200 20mg/kg + AT2221 (Optimal Dose)** wk 14+

Cohort 2 (Non-Ambulatory ERT-Switch, n=4); Cohort 3 (ERT-Naïve, n=5); Cohort 4 (Ambulatory ERT-Switch, n=8-10)

ATB200 20mg/kg + AT2221 (High Dose) wk 2+

Assessments:

- Safety/Tolerability
- Plasma PK
- Infusion-Associated Reactions
- Antibody & Cytokine Levels
- Pharmacodynamics
- Efficacy (Long-Term Extension)

Cohort 1: Ambulatory ERT-Switch 2-6 yrs. on SOC, n=11; Cohort 4: Ambulatory ERT-Switch >7 yrs. On SOC , Planned n=8-10

Amicus Therapeutics

Baseline Characteristics (N=20) Pompe 18 Month Data Highlights Cohort 1 ERT-Switch (N=11#) Cohort 2 ERT-Switch Non-ambulatory (N=4) Cohort 3 ERT-Naïve (N=5) Age, years, mean (min, max) 49.4 (28, 66) 36.0 (18, 56) 49.4 (24, 65) Sex, M:F 9:2 3:1 1:4 Time on alglucosidase alfa, years, mean (SD) 4.8 (1.42)a 8.9 (3.8) - 6MWT, meters, mean (SD) 392.0 (93.4) NA 399.5 (83.5) FVC Upright, % predicted, mean (SD) 52.3 (13.2) NA 53.4 (20.3) Patients Enrolled Across Three Cohorts are Representative of the Overall Late-Onset Pompe Population, with Significant Impairment at Baseline 6MWT=6-Minute Walk Test; FVC=forced vital capacity; LOPD=late-onset Pompe disease; NA=not applicable; SD=standard deviation. aCohort 1 patients were required to have been on alglucosidase alfa for 2-6 years at baseline. # One Cohort 1 patient discontinued after 18 weeks due to burden of travel

6-Minute Walk Test Pompe 18 Month Data Highlights All results are mean (SD), meter Baseline Change From Baseline Month 6 Month 12 Month 18 Cohort 1 ERT-Switch Ambulatory n=10 n=10 n=10 n=9a 397.2 (96.8) +23.9 (52.2) +42.2 (46.5) +51.7 (45.9) Cohort 3 ERT-Naive n=5 n=5 n=5 n=5 399.5 (83.5) +41.8 (29.4) +63.1 (29.1) +49.0 (28.3) 6MWT=6-minute walk test; ERT=enzyme replacement therapy; SD=standard deviation. aData for one patient is pending (visit had not occurred at time of interim data cut). 6MWT increased in 7/10, 9/10, and 9/9 ERT-switch patients at Months 6, 12, and 18, respectively 6MWT increased in 5/5, 5/5, and 5/5 ERT-naive patients at Months 6, 12, and 18, respectively Timed motor function tests were consistent with 6MWT 6MWT Improved for Both ERT-switch Ambulatory and ERT-naive Patients at Month 6 with Continued Benefit Observed out to Month 18

6-Minute Walk Test Patient-Level Data – Cohort 1 ERT-Switch (n=10) 6MWT Improved for ERT-Switch Patients at Months 6, 9 and 12 With Continued Benefit Observed Out to Month 18 Pompe 18 Month Data Highlights 6-Minute Walk Test (m) ID Baseline Change From Baseline Month 6 Month 12 Month 18 1052 544 +51 +112 +76 1252 379 +125 +103 +147 1251 339 +21 +73 +92 1751 332 +8 +45 +29 1201 456 -5 +41 +29 1451 500 +55 +33 +24 1051 220 +29 +30 +15 1053 410 +38 +22 +50 1701 464 -4 +13 +3 1601 328 -78 -50 N/A Mean (SD) 397.2 (96.8) +23.9 (52.2) +42.2 (46.5) +51.7 (45.9) 6MWT increased in 7/10, 9/10, and 9/9 ERT-switch patients at Months 6, 12, and 18, respectively N/A = data not available (patient has not reached 18 month time point)

6-Minute Walk Test Patient Level Data – Cohort 3 ERT-Naïve (n=5) All Five ERT-Naive Patients Showed Increases in 6MWT Distance Out to Month 18 Pompe 18 Month Data Highlights 6-Minute Walk Test (m) ID Baseline Change From Baseline Month 6 Month 12 Month 18 3551 480 +41 +95 +82 3552 384 +62 +79 +74 3051 460 +79 +78 +43 3554 406 +14 +33 +33 3553 267 +13 +31 +14 Mean (SD) 399.5 (83.5) +41.8 (29.4) +63.1 (29.1) +49.0 (28.3) 6MWT increased in 5/5, 5/5, and 5/5 ERT-naive patients at Months 6, 12, and 18, respectively N/A = data not available (patients have not reached 18 month time point)

Timed Motor Function Tests Improvement in Other Motor Function Tests was Generally Consistent for Both ERT-switch and ERT-naive Patients over 18 months Pompe 18 Month Data Highlights Test Baseline, mean (SD) Change From Baseline, mean (SD) Month 6 Month 12 Month 18 Cohort 1 ERT-Switch Ambulatory n=10 n=10 n=10 n=9 Timed Up and Go, sec 10.5 (6.6) -1.8 (3.5) -1.5 (2.8) -2.4 (3.3) GSGC Score 12.6 (4.8) +0.1 (3.9) -0.3 (4.1) -0.7 (3.2) Cohort 3 ERT-Naive n=5 n=5 n=5 n=5 Timed Up and Go, sec 9.4 (2.3) -1.0 (1.1) -0.8 (2.5) +1.9* (7.6) GSGC Score 12.2 (3.6) -1.8 (3.8) -0.3 (1.9) -1.2 (2.1) GSGC=Gait, Stairs, Gowers, Chair. GSGC is an observer-rated combined score of 4 motor function assessments: Gait (10-meter walk), 4-Stair Climb, Gowers (Stand From Floor), and Rising From Chair. Each test is rated on a scale of 1 (normal) to 7 (cannot perform, max score 6 for rising from chair). Total scores range from 4 to 27. *one subject had difficulty with this assessment at month 18 (fall/hernia week prior to assessment) and the median CFBL was -1.5 seconds

Manual Muscle Strength Testing: Cohorts 1, 2 and 3 Increases Were Observed in Manual Muscle Strengths in All Patients Out to Month 18. Pompe 18 Month Data Highlights Body Area Baseline Change From Baseline Month 6 Month 12 Month 18 mean (SD) n mean (SD) n mean (SD) n mean (SD) n ERT-switch Ambulatory Total Body Max score 80 66.4 (8.1) 10 +2.5 (3.2) 9 +3.3 (3.4) 9 +4.5 (3.2) 9 ERT-switch Non-Ambulatory Upper Body Max score 40 13.3 (12.2) 3b +4.5 (0.7) 2bc +2.7 (2.3) 3b +4.3 (3.5) 3b ERT-Naive Total Body Max score 80 66.9 (3.7) 5 +0.3 (2.8) 5 +1.1 (3.1) 5 +2.0 (2.9) 4d ERT=enzyme replacement therapy; SD=standard deviation. aMeasured via the Medical Research Criteria (MRC) scale; bBaseline data missing for 1 patient; cOne patient did not complete Month 6 assessment; dManual muscle testing not completed for one patient; eMeasured via hand-held dynamometer.

Quantitative Muscle Strength Testing: Cohorts 1, 2 and 3 Increases were Observed in Quantitative Muscle Strength (Dynamometry) in All Cohorts Out to Month 18 Pompe 18 Month Data Highlights All results are mean (SD), lbs Baseline Change From Baseline Month 6 Month 12 Month 18 mean (SD) n mean (SD) n mean (SD) n mean (SD) n Cohort 1 ERT-Switch Ambulatory 33.0 (11.5) 10 -0.7 (7.0) 10 + 0.7 (7.0) 10 +1.3 (8.6) 9 Cohort 2 ERT-Switch Nonambulatory 6.5(7.0) 4 +1.6 (4.9) 4 +3.3 (4.0) 4 +3.6 (2.8) 3* Cohort 3 ERT-Naive 21.5(6.5) 5 +0.9 (2.5) 5 -0.1 (4.1) 5 +1.8 (8.6) 5 * QMT not performed for one patient at M18

Sitting Forced Vital Capacity (FVC, % Predicted) FVC Increased In ERT-Naïve Patients and was Generally Stable in ERT-Switch Patients Pompe 18 Month Data Highlights ERT=enzyme replacement therapy; SD=standard deviation. aBaseline FVC not available for 1 patient in Cohort 1; bFVC for one patient in Cohort 1 pending (visit had not occurred at time of interim data cut). . Baseline, mean (SD) Change From Baseline, mean (SD) Month 6 Month 12 Month 18 Cohort 1 ERT-Switch Ambulatory n=9a n=9a n=9a n=8a,b 52.6 (14.7) -1.3 (4.1) -3.3 (6.1) -3.7 (7.0) Cohort 3 ERT-Naive n=5 n=5 n=5 n=5 53.4 (20.3) +4.2 (5.6) +4.4 (8.6) +5.0 (2.9)

Other Pulmonary Function Tests: MIP and MEP MIP was stable and MEP increased in ERT-switch patients; MIP and MEP increased in ERT-naive patients Pompe 18 Month Data Highlights ERT=enzyme replacement therapy; MEP=maximal expiratory pressure; MIP=maximal inspiratory pressure; SD=standard deviation. MIP and MEP measured in centimeters of water. aData for one patient in Cohort 1 pending (visit had not occurred at time of interim data cut). Assessment Baseline, mean (SD) Change From Baseline, mean (SD) Month 6 Month 12 Month 18 Cohort 1 ERT-Switch Ambulatory n=10 n=10 n=10 n=9a MIP 35.7 (11.0) +0.3 (4.6) 0.0 (3.2) -2.8 (4.4) MEP 72.6 (32.6) +16.1 (42.1) +28.6 (44.0) +30.2 (43.0) Cohort 3 ERT-Naive n=5 n=5 n=5 n=5 MIP 32.6 (18.5) +11.0 (5.0) +5.2 (12.2) +6.2 (11.5) MEP 60.6 (8.3) -0.4 (12.4) +8.6 (16.3) +9.8 (19.6)

Fatigue Severity Scale (FSS) All Cohorts were Significantly Impacted by Fatigue at Baseline and Demonstrated a Mean Improvement in Fatigue Pompe 18 Month Data Highlights ERT=enzyme replacement therapy; SD=standard deviation. 1. Grace J et al. Parkinsonism Relat Disord. 2007;13(7):442-445. FSS consists of 9 questions, each scored on a scale from 1 to 7. Total scores range from 9 to 63, with higher values representing higher levels of fatigue due to the disease condition. The normative value in the healthy population is ~21.1 Baseline, mean (SD) Change From Baseline, mean (SD) Month 6 Month 12 Month 18 Cohort 1 ERT-Switch Ambulatory n=10 n=10 n=10 n=9 53.5 (7.7) -8.0 (10.7) -8.0 (6.5) -3.8 (12.2) Cohort 2 ERT-Switch Nonambulatory n=4 n=4 n=4 n=3 42.3 (14.6) +2.3 (8.7) -12.5 (10.0) -13.3 (2.1) Cohort 3 ERT Naive n=5 n=5 n=5 n=5 39.2 (12.7) -5.2 (11.7) -7.2 (7.5) -2.0 (7.5)

CK and Hex4 Biomarkers Pompe 18 Month Data Highlights Mean Percent Change From Baseline (Mean ± SE) Visit BL WK 2 WK 4 M3 M6 M9 M12 M15 M18 N 11,4,5 11,4,5 10,4,4 8,3,5 10,4,5 10,4,5 8,1,2 9,4,3 8,3,3 Mean Percent Change From Baseline (Mean ± SE) All Cohorts Demonstrated Persistent Improvement in Biomarkers of Muscle Damage (CK) and Disease Substrate (Hex4) For Up To 18 Months Percent Change from Baseline for CK Percent Change from Baseline for Hex 4 Cohort 1 (Ambulatory ERT-Switch, n=11) Cohort 2 (Non-Ambulatory ERT-Switch, n=4) Cohort 3 (ERT-Naïve, n=5) CK=creatine kinase; Hex4=urine hexose tetrasaccharide. Missing values either unable to be analyzed or not yet analyzed. Cohort 1 (Ambulatory ERT-Switch, n=11) Cohort 2 (Non-Ambulatory ERT-Switch, n=4) Cohort 3 (ERT-Naïve, n=5) Visit BL WK 2 WK 4 M3 M6 M9 M12 M15 M18 N 11,4,5 11,4,5 11,4,5 11,4,5 10,4,5 9,4,5 7,1,2 10,4,5 9,2,3

Safety Summary AEs were generally mild and transient The most common treatment-emergent AEsa by decreasing frequencies were nasopharyngitis (10/20); fall (9/20); abdominal painb and diarrhea (8/20); upper respiratory tract infection (7/20); arthralgia, nausea, fatigue, pain in extremities, and myalgia (6/20); and headache, tremor, oropharyngeal pain, and muscle spasms (5/20) For SAEs, 5 events occurred in 4 patients (severity: 3 moderate, 2 mild) and were unrelated to treatment. SAEs did not lead to treatment interruption or study discontinuation. 7 incidents of IARs in 5 patients in 890+ infusions, which were controlled by standard medication or premedication 1 IAR event each in 3 ambulatory ERT-switch patients 1 IAR event in a non-ambulatory ERT-switch patient 3 IAR events in a ERT-naive patient Longest duration of treatment is 28+ months Pompe 18 Month Data Highlights Safety data (N=20) for AT-GAA Show that AEs Have Been Generally Mild and Transient with Very Low Rates of IARs (<1%) after 890+ Total Infusions Across All Cohorts AE, adverse events; ERT=enzyme replacement therapy; IAR, infusion-associated reaction; SAE=serious adverse event. aNumber of patients experiencing the AE; bIncludes upper and lower abdominal pain.

Conclusions at 18 Months of Treatment 6MWT showed continued benefit in ERT-naïve and ERT-switch patients Timed motor function tests were generally consistent with 6MWT results in both ambulatory cohorts Muscle strength increased in all cohorts, including nonambulatory ERT-switch patients Pulmonary function FVC, MIP, and MEP generally increased in ERT-naive patients FVC, MIP, and MEP were generally stable in ERT-switch patients Fatigue Severity Scale Improvement in fatigue score was observed in all cohorts Biomarkers and Safety CK and Hex4 levels decreased in all cohorts AT-GAA (ATB200/AT2221) was generally well tolerated Pompe 18 Month Data Highlights 6MWT=6-minute walk test; CK=creatine kinase; ERT=enzyme replacement therapy; FVC=forced vital capacity; Hex4=urine hexose tetrasaccharide; MEP=maximal expiratory pressure; MIP=maximal inspiratory pressure.

Amicus Patient Advocacy & Patient Perspectives Jayne Gershkowitz, Chief Patient Advocate George Fox, Pompe Caregiver to son Phoenix Mike Stanzione, Living with Pompe 2018 Analyst Day October 11, 2018 New York, NY

Amicus Therapeutics is committed to improving the lives of patients and families affected by rare and orphan diseases. - Belief Statement

What Drives Our Dedication Amicus Patient Advocacy & Patient Perspectives 21 We are driven by the journeys, experiences, involvement, relationships and outcomes of individuals and families living with rare disease.

Personal Perspectives on Pompe George Fox, Dad and Caregiver to son, Phoenix 2018 Analyst Day October 11, 2018 New York, NY

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives George Fox’s son Phoenix

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Image of Phoenix’ enlarged heart in 2003 at 8 months old, a result of his Pompe disease.

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Phoenix at diagnosis. 25

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Phoenix swimming; Standing in the water for the first time

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Phoenix develops pneumonia and goes on ventilator at 3 years old

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Phoenix enjoying the zoo with Dad. 28

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Phoenix swimming at age 10 years old

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Phoenix fishing.

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Phoenix greeting dolphins.

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Fox Family at Jerry Lewis MDA Telethon. Phoenix Fox Foundation raises money for research or clinical care for folks with neuromuscular disease

A Pompe Caregiver’s Perspective: George Fox Pompe Patient Perspectives Fox family out for a run; Phoenix at 16 years old

Personal Perspectives on Pompe Mike Stanzione, Living with Pompe 2018 Analyst Day October 11, 2018 New York, NY

Potential to Shift Treatment Paradigm for Pompe Disease John F. Crowley 2018 Analyst Day October 11, 2018 New York, NY

AT-GAA Novel ERT + Chaperone for Pompe Disease 2

Key Activities in 2018

Significant Progress toward Clinical, Regulatory, and GMP Manufacturing Activities in 2018

Year-to-Date Progress

CLINICAL

- ☑ Addt'l. Phase 1/2 ATB200-02 extension data presented at WORLD*Symposium*
- ☑ Addt'l. patients in Phase 1/2 ATB200-02 clinical study
- ☑ Initiation of retrospective natural history of ERT-treated patients
- ☑ Prospective data collection on current ERT-treated patients
- ☑ 18-month data from ATB200-02 clinical study (4Q18)
- ☐ Initiation of larger registration-directed study
- ☐ Completion of a retrospective natural history study (2H18)

REGULATORY

- ☑ EMA: Received Scientific Advice Working Party Guidance
- ☑ U.S. FDA type C meeting and US update

MANUFACTURING

- ☑ Final FDA agreement on comparability between 1,000L and 250L GMP scale
- ☑ German regulatory authorities (BfArM) agreement on strategy to demonstrate comparability between 1,000L and 250L GMP scale
- ☑ Release for clinic of 1,000L GMP commercial scale material
- ☐ Announce plan for long term commercial manufacturing

Q&A Session John F. Crowley Jayne Gershkowitz Mark Roberts, M.D. 2018 Analyst Day October 11, 2018 New York, NY

Galafold for Fabry Disease Detlef Wolff Bradley Campbell 2018 Analyst Day October 11, 2018 New York, NY

18 Leveraging Our Operations Excellence Galafold: Precision Medicine for Fabry Disease Global Commercial Launch Success Driving science through Registry and Post Marketing Studies Compelling value proposition Commitment to patient access and support services Clear focus at launch on priority patient segments Efficient outreach to key Fabry disease centers Strong education efforts on importance of genotype Execution Access Product Team Ensuring broad market access aligned with indication Brings great experience and passion Eager to introduce Galafold to patients Global team in the field First oral treatment option with differentiated product profile Focus on meeting the needs of physicians and patients 5

Galafold: Precision Medicine for Fabry Disease
6

Galafold Snapshot (as of October 11, 2018)

FIRST Oral Precision Medicine for Fabry Disease Patients with Amenable Variants

$21.3
2Q18 Galafold Revenue

$80-90M
Raising FY18 Global Galafold Rev. Guidance

1
Pending Regulatory Approval: Taiwan

Galafold™ (migalastat)

21
Countries with Pricing & Reimbursement

8
Regulatory Approvals:
Australia, Canada, EU, Israel, Japan, S. Korea, Switzerland , US

367
Amenable Mutations in E.U. Label

Amicus Therapeutics

Galafold Snapshot (as of October 11, 2018) Galafold: Precision Medicine for Fabry Disease Canada = approved = pending approvals Israel Switzerland E.U. S. Korea Japan United States Australia Taiwan Launched in Majority of Target Geographies with Continued Expansion into LatAm and SE Asia

Galafold: Precision Medicine for Fabry Disease
8

International Update (as of October 11, 2018)

Continuing to Execute on Our Strategy with High Compliance and Adherence Among 500+ patients on Galafold (Ex-U.S.)



CURRENT ESTIMATED MARKET SHARE IN EU5* OF TREATED AMENABLE PATIENTS


Galafold
~50%
ERT
~50%

MARKET DYNAMICS

- Continued strong uptake in ERT-switch patients
- Significant growth opportunity with diagnosed untreated patients
- Very high rates of adherence and compliance (>90%)
- Balanced mix of males and females, classic and late-onset patients
- Oral ROA allows for new ordering patterns and seasonality
- Continued strong interest from physician community
- ~150 HCPs attending upcoming Amicus Fabry Meeting in Madrid

*Market share assumptions based on estimated number of treated amenable patients in EU5 as of October 2018

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 9

Japan Launch Update

Japan Launch on Track and Setting Foundation for Significant Growth in 2019



- First commercial patients commenced treatment in late 2Q18
- Double digit number of patients now on Galafold
- ~900 patients diagnosed (>750 treated with an ERT)*
- No ERT home infusion currently available
- Broad interest from a wide set of KOLs / Treatment Centers

*Clinical & commercial, all figures approximate

Amicus Therapeutics

20 U.S. Progress in First 8 Weeks of Launch Significant Demand for Galafold Seen in Early Days of U.S. Launch Sets a Strong Foundation for 2019 Galafold: Precision Medicine for Fabry Disease • Majority of clinical trial patients converting seamlessly to approved drug • Majority of initial uptake in switch patients consistent with successful international strategy • Longer term, market dynamics may enable faster uptake in naive patients • Early approvals (Fairly Priced, Broadly Accessible) from both commercial and government payers • Amicus assist™ running smoothly in support of reimbursement process • Similar patient demographics and market dynamics as International 10

Key U.S. Launch Metric Patient Referral Forms (PRFs) Significantly Exceed Initial Full-Year Forecast 8 Weeks into Launch Galafold: Precision Medicine for Fabry Disease Actual Forecast Patient Referral Forms (as of October 10, 2018) PRF rate reflects very strong demand Initial ~60 day average PRF to shipment time limits FY18 revenue impact Solid foundation for 2019 24 64 75 20 32 43 54 66 August September October November December

Galafold Success and FY18 Galafold Revenue Guidance International Launch Achieved Significant Growth in 2018 and Sets Foundation for 2019 Galafold: Precision Medicine for Fabry Disease $80-$90M $36.9M $14.6M $7.2M $4.2M Q1 $16.7M Q2 $21.3M

2028 2018 Total Amenable Patient Population (“TAPP”) Estimate based on 35% - 50% amenability Galafold: Precision Medicine for Fabry Disease 2017 EU & ROW Only TAPP: 2,000-3,000 Today WORLDWIDE* (U.S. & Japan Added) TAPP: 3,800-5,500 Upside Potential WORLDWIDE Diagnosis grows due to newborn screening in U.S. & Japan TAPP: 4,700-6,750 Peak Potential WORLDWIDE Diagnosis continues at current rate TAPP: 4,200-6,000 *WORLWIDE includes total amenable patient population in all Fabry ERT commercial markets today Estimated effect of newborn screening on adult diagnostic rate. $1B+ in 2019E-2023E in Cumulative Revenue Supporting R&D Investment

Closing Remarks John F. Crowley 2018 Analyst Day October 11, 2018 New York, NY

Amicus Mission We seek to deliver the highest quality therapies for persons living with rare metabolic diseases Closing Remarks

Amicus Vision: Delivering for Patients and Shareholders To build a top-tier, fully integrated, global biotechnology company whose medicines treat 5,000+ patients with $1B+ in worldwide sales revenue by 2023 Closing Remarks *Clinical & commercial, all figures approximate YE17 2023 5,000 Patients* $1B Global Sales >350 Patients* $36.9M Global Sales

2018 Key Strategic Priorities On Track to Achieve All FIVE Key Strategic 2018 Priorities Outlined in January Closing Remarks 1 2 3 4 5 Double Galafold (migalastat) revenue to $80-$90M Secure approvals for migalastat in Japan and the U.S. Achieve clinical, manufacturing and regulatory milestones to advance AT-GAA toward global regulatory submissions and approvals Develop and expand preclinical pipeline to ensure at least one new clinical program in 2019 Maintain financial strength

18 Integrity Leadership To achieve our mission for patients and shareholders, we will adhere to the highest levels of business ethics and compliance. Target Setting and Communications Recruitment Objectives Verbal Role Modeling Action Role Modeling Performance Evaluations and Rewards Assess Management’s Integrity Leadership

Persistence Closing Remarks “ Now this is not the end. It is not even the beginning of the end. But it is, perhaps, the end of the beginning.” -Winston Churchill

Video on Persistence Closing Remarks

Q&A Session 2018 Analyst Day October 11, 2018 New York, NY

Thank You